                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:


    / / Preliminary Proxy Statement  / /Confidential, for Use of the

                                             Commission Only (as permitted
                                             by Rule 14a-6(e)(2))

    /X/ Definitive Proxy Statement


    / / Definitive Additional Materials

    / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST
                      (File No. 811-5845; CIK No. 853180)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per Item 22(a)(2) of Schedule 14A.

/X/ Fee paid previously with preliminary materials.

                                IMPORTANT NOTICE

                         TO VAN KAMPEN AMERICAN CAPITAL
                      PRIME RATE INCOME TRUST SHAREHOLDERS

                                   MARCH 1996

       While we encourage you to read the full text of the enclosed proxy statement, here is a brief overview of the matters to be voted upon.

QUESTIONS
     &    ANSWERS

       Although we recommend you read the complete proxy statement, for your convenience, we've provided a brief overview of the issues to be voted on.

Q      WHY AM I RECEIVING THIS PROXY NOTICE?
A      The Board of Trustees of Van Kampen American Capital Prime Rate Income
Trust have approved a new investment advisory agreement that provides for the reduction of investment advisory fees payable by the Trust on average daily net assets over $4 billion.

Q      WHY AM I BEING ASKED TO VOTE?
A      The Investment Company Act of 1940 requires that any material changes to an investment advisory agreement be approved by a majority of shareholders of the Trust.

Q      WILL MY VOTE MAKE A DIFFERENCE?
A      Yes!  Your vote is important and will make a difference in the developments of the Trust, no matter how many shares you own.

Q      WHAT OTHER PROPOSALS ARE THERE?
A      The Trustees are seeking approval of eight nominees for the Board of
Trustees and the ratification of KPMG Peat Marwick LLP as the Trust's independent auditors.

Q      HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?
A      They recommend that you vote either "For" or "Granting" as to the appropriate proposal(s) on the enclosed proxy card.

Q      WHERE DO I CALL FOR MORE INFORMATION?
A      Please call Investor Services at 1-800-421-5666 (TDD users call
1-800-772-8889) from 7:00 a.m. to 7:00 p.m. Central time, Monday through Friday.

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ITEM 1. (advisory fees) mark "For", "Against" or "Abstain".

ITEM 2. (election of trustees) mark "Granting" or "Withholding".

To withhold authority for any nominee, strike a line through the nominee's name.

ITEM 3. (ratification of independent auditors) mark "For", "Against" or "Abstain".

Then sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. If you are signing for a corporation, trust or estate, please indicate your title or position.

          PROXY VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST
                SPECIAL MEETING OF SHAREHOLDERS--APRIL 18, 1996

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

1. FOR / /  AGAINST / /  ABSTAIN           XXXXXXXXXXXXXXXXXXXXXXXXXX
                                           XXXXXXXXXXXXXXXX.

2. GRANTING / /  WITHHOLDING / /           AUTHORITY TO VOTE FOR THE ELECTION
                                           AS TRUSTEE EACH NOMINEE NAMED BELOW:
                                           XXXXXXX, XXXXXXX, XXXXXXX

3. FOR / /  AGAINST / /  ABSTAIN           XXXXXXXXXXXXXXXXXXXXXXXXXX
                                           XXXXXXXXXXXXXXXX.


xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

                                    SAMPLE

March 8, 1996

  Dear Van Kampen American Capital Prime Rate Income Trust Shareholder:

  The Board of Trustees of Van Kampen American Capital Prime Rate Income Trust (the "Fund") has approved a new investment advisory agreement that provides for the reduction of investment advisory fees payable by the Fund on average daily net assets in excess of $4 billion. The affect of the new agreement will be to reduce the investment advisory fee payable by the Fund, as a percentage of net assets, whenever the Fund's average daily net assets exceed $4 billion. In addition, we are seeking approval of nominees for the Board of Trustees and ratification of the Fund's independent auditors for the 1996 fiscal year. The attached proxy statement seeks shareholder approval on these items.

                 Your vote is important and your participation
              in the affairs of your Fund does make a difference.

  The proposals have been approved by the Trustees of the Fund, who recommend you vote "FOR APPROVAL" on these proposals. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. PLEASE SIGN AND RETURN YOUR PROXY CARD. We look forward to your participation, and we thank you for your continued confidence in Van Kampen American Capital.

  PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                          Sincerely,

                                          Don G. Powell
                                          Chief Executive Officer

                          VAN KAMPEN AMERICAN CAPITAL
                            PRIME RATE INCOME TRUST

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 18, 1996

TO THE SHAREHOLDERS OF VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST:

  Notice is hereby given to the holders of common shares of beneficial interest, par value $.01 per share (the "Shares"), of Van Kampen American Capital Prime Rate Income Trust (the "Fund") that a Special Meeting of the shareholders of the Fund will be held at the offices of the Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Thursday, April 18, 1996, at 2:00 p.m., for the following purposes:

    1. To ratify or reject a material change in the terms of the Fund's investment advisory agreement with Van Kampen American Capital Investment Advisory Corp. (the "Adviser");

    2. To elect eight trustees to serve until the next meeting of shareholders of the Fund or until their successors shall have been duly elected and qualified;

    3. To ratify or reject the selection of KPMG Peat Marwick LLP as independent auditors for the Fund's fiscal year ending July 31, 1996; and

    4. To transact such other business as may properly come before the meeting.

  Holders of record of the Shares at the close of business on March 1, 1996 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    RONALD A. NYBERG, Vice President and
                                    Secretary
March 8, 1996

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT (WHEN SUCH REPORT BECOMES AVAILABLE) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2911 OR BY WRITING TO VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST, ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.



  SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.



  IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.


  MANAGEMENT OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR APPROVAL OF A MATERIAL CHANGE IN THE TERMS OF THE INVESTMENT ADVISORY AGREEMENT;

  - IN FAVOR OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE PROXY STATEMENT; AND

  - FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE FUND'S FISCAL YEAR ENDING JULY 31, 1996.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                          VAN KAMPEN AMERICAN CAPITAL
                            PRIME RATE INCOME TRUST

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2911

                        SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 18, 1996


  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees") of Van Kampen American Capital Prime Rate Income Trust (the "Fund") of proxies to be voted at a Special Meeting of shareholders of the Fund, and at any and all adjournments thereof (the "Meeting"), to be held at the offices of the Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Thursday, April 18, 1996 at 2:00 p.m. The approximate mailing date of this Proxy Statement and accompanying proxy card is March 8, 1996.



  The Trustees have fixed the close of business on March 1, 1996 as the record date (the "Record Date") for the determination of holders of common shares of beneficial interest of the Fund ("Shares") entitled to vote at the Meeting. Holders of Shares on the Record Date will be entitled to one vote for each Share held, with no Share having cumulative voting rights. As of March 1, 1996, there were 413,821,690 issued and outstanding Shares.


  The Trustees recommend that you cast your vote FOR APPROVAL of a material change in the terms of the Investment Advisory Agreement with Van Kampen American Capital Investment Advisory Corp. (the "Adviser"), IN FAVOR of the nominees for the Board of Trustees listed in the Proxy Statement and FOR the ratification of the selection of KPMG Peat Marwick LLP as independent auditors for the Fund's fiscal year ending July 31, 1996. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Shares represented by a proxy will be voted "FOR" each proposal as to which it is entitled to vote. Abstentions do not constitute votes "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions.

  A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct such business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

  The cost of preparing, printing and mailing the enclosed proxy, the accompanying Notice and Proxy Statement, and all other costs in connection with the solicitation of proxies will be paid by the Fund. Additional solicitation may be made by letter, telephone or telegraph by officers of the Fund, by officers or employees of the Adviser or by financial intermediaries and their representatives.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT (WHEN SUCH REPORT BECOMES AVAILABLE) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

------------------------------------------------------------------------------
PROPOSAL 1: APPROVAL OF INVESTMENT ADVISORY AGREEMENT
------------------------------------------------------------------------------

THE CURRENT INVESTMENT ADVISORY AGREEMENT

  The Adviser has acted as investment adviser for the Fund since the commencement of the Fund's operations on October 4, 1989. The original investment advisory agreement (the "Original Agreement") between the Fund and the Adviser was last approved by a majority of the Trustees and by a majority of those Trustees who are not interested persons of the Fund or the Adviser (the "Disinterested Trustees") within the meaning of the Investment Company Act of 1940 (the "1940 Act"), voting in person at a meeting on May 12, 1995. The purpose of the meeting, among other things, was consideration of the annual reapproval of the Original Agreement. The Original Agreement was last approved by the shareholders of the Fund at a meeting held on January 14, 1993 relating to the acquisition by CDV Acquisition Corporation of the Adviser's corporate parent from Xerox Financial Services, Inc. A copy of the Original Agreement is attached hereto as Appendix
A. The Original Agreement may be terminated by either party, at any time, without penalty, upon 60 days written notice, and will automatically terminate in the event of its assignment.


  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 13% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.


  The Original Agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through which the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees and officers of the Fund if duly elected to such positions.

  The Original Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Original Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Original Agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees to whom the Adviser renders regular periodic reports of the Fund's investment activities.

  For the services provided by the Adviser under the Original Agreement, the Fund pays the Adviser an annual fee payable monthly of 0.95% of the average net assets of the Fund. For the fiscal year ended July 31, 1995, advisory fees paid to the Adviser by the Fund were $16,722,752. For the fiscal year ended July 31, 1995, the Fund paid no brokerage commissions to any broker-dealer affiliated with the Fund, the Adviser or the Fund's administrator.


  Under the Original Agreement, the Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of its portfolio securities, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, cost of share certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of the Fund's common shares, expenses in connection with the Fund's dividend reinvestment plan, membership fees in trade associations, expenses of registering and qualifying shares of the Fund for sale under federal and state securities laws, expenses related to printing and distribution, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of trustees and shareholders, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees and out-of-pocket costs of the trustees, insurance premiums, indemnification and other expenses not expressly provided for in the Original Agreement, and any extraordinary expenses of a nonrecurring nature. The Fund also compensates the Adviser and Van Kampen American Capital, Inc., the parent of the Adviser ("Van Kampen American Capital"), for certain non-advisory services provided pursuant to agreements discussed below.

THE NEW INVESTMENT ADVISORY AGREEMENT

  The Board of Trustees approved a new investment advisory agreement (the "New Agreement") between the Fund and the Adviser on November 10, 1995, the form of which agreement is attached hereto as Appendix B. The form of the New Agreement is substantially identical to the Original Agreement, except that the investment advisory fee payable by the Fund would be reduced on average net assets of the Fund in excess of $4 billion as follows:

   AVERAGE DAILY                        FEE AS A PERCENT
     NET ASSETS                         OF AVERAGE DAILY
     (MILLIONS)                            NET ASSETS
--------------------                    ----------------
First $4.0 billion....................       0.950%
Next $3.5 billion.....................       0.900%
Next $2.5 billion.....................       0.875%
Over $10.0 billion....................       0.850%


  To the extent that the Fund's average daily net assets are over $4 billion, the effect of the new fee schedule would be to reduce the investment advisory fee payable by the Fund to the Adviser as a percentage of net assets. As of March 1, 1996, the net assets of the Fund were approximately $4,146,493,330. If the investment advisory fee proposed under the New Agreement had been in effect for the fiscal year ended July 31, 1995, advisory fees paid to the Adviser by the Fund would have been the same as advisory fees actually paid to the Adviser because the average net assets of the Fund did not exceed $4 billion during the 1995 fiscal year.


  Background. In connection with the Board of Trustees' annual review of the Original Agreement on May 12, 1995, the Trustees considered the recent growth in the net assets of the Fund and whether the addition of one or more "breakpoints" to the Fund's advisory fee schedule had become appropriate in light of such growth. As part of their deliberations, the Trustees reviewed a report with respect to the fees and expenses paid by other senior loan funds prepared by a nationally recognized analytical services consultant based on publicly available industry data. The Trustees requested that, at the next quarterly meeting of the Trustees, management of the Adviser provide the Trustees with additional information with respect to expenses incurred by the Adviser in performing its obligations under the Original Agreement. The Trustees then reapproved the Original Agreement for an interim period while the Adviser prepared the information requested by the Trustees and the Trustees considered further the addition of breakpoints to the Fund's advisory fee schedule.

  The Board of Trustees considered materials relating to the Fund's advisory fees prepared by the Adviser at its next regular quarterly meeting on August 11, 1995 and consulted with legal counsel as to the use of breakpoints within the mutual fund industry. The materials included, among other things, information with respect to: expenses and profitability of the Fund; investment advisory operations of the Fund in light of the nature of its portfolio securities and a comparison of such operations to the operations of other types of investment companies; the ability of the Fund and the Adviser to realize economies of scale; and expenses and risks incurred by the Adviser in connection with the distribution of the Fund's shares. Representatives of the Adviser were present at the meeting to discuss the materials with the Trustees and answer questions raised by the Trustees. After considering the materials presented to the Trustees, the Board of Trustees decided, pending further study and analysis, to defer the proposal. The Trustees requested that the Adviser revise its materials to address additional issues raised by the Trustees and directed the Adviser to make a proposal, consistent with the Trustees' deliberations, with respect to adding breakpoints to the Fund's advisory fee schedule at the Trustees' next regularly scheduled quarterly meeting.



  The Board of Trustees considered the breakpoint schedule proposed by the Adviser at a meeting held on November 10, 1995. The Board of Trustees, including the Disinterested Trustees, based on its evaluation of the factors set forth below approved the advisory fee structure proposed by the Adviser in the New Agreement, the terms of the New Agreement and the submission of the New Agreement for the consideration of the shareholders of the Fund. In reaching their decision to approve the New Agreement, the Board of Trustees considered many factors including among others: the findings of the report from the independent analytical services consultant regarding the Fund's current management fee structure and total expense ratio; an analysis of the Fund's advisory fee, total expense ratio and performance data; the complexity of the securities which comprise substantially all of the Fund's investment portfolio; the Fund's policy of not investing more than $50 million in any one senior loan credit and the additional research expenses incurred by the Adviser in connection with such policy; the need of the Adviser to devote additional personnel and resources to managing the Fund and to retain key personnel currently employed by the Adviser in order to continue providing a comparable level of investment management services; and the short- and long-term record of investment performance under the Adviser.


  Shareholder Approval. The New Agreement must be approved by a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities means the lesser of the vote of (i) 67% or more of the Shares entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares. The New Agreement went into effect as of November 10, 1995 and, if approved by shareholders, it will remain in effect until November 10, 1997 and thereafter on an annual basis if specifically approved by the Board of Trustees of the Fund or the shareholders and by the Disinterested Trustees in compliance with the requirements of the 1940 Act. If the New Agreement is not approved at the Meeting, the Original Agreement will be reinstated and remain in effect until May 12, 1996 and thereafter on an annual basis if specifically approved by the Board of Trustees of the Fund or the shareholders and by the Disinterested Trustees in compliance with the requirements of the 1940 Act.

  The New Agreement was approved by the Trustees, and the Disinterested Trustees, after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Trustees also determined to submit the New Agreement for consideration by the shareholders. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR APPROVAL" OF THE NEW AGREEMENT.

NON-ADVISORY AGREEMENTS

  The Fund has entered into certain other agreements with the Adviser, the Distributor or Van Kampen American Capital, as the case may be, as follows:


  Administration Agreement. The Fund has entered into an Administration Agreement pursuant to which Van Kampen American Capital provides administrative services, including without limitation monitoring the provisions of the senior loans in which the Fund invests with respect to assignment, maintaining records with respect to the senior loans in which the Fund invests, preparation and dissemination of shareholder reports and proxy materials, and negotiating the terms and provisions of custodial and dividend disbursing arrangements into which the Fund may enter. In consideration for such administrative services, the Fund pays Van Kampen American Capital a fee, accrued daily and paid monthly, at the annualized rate of 0.25% of the Fund's average weekly managed assets. Under the Administration Agreement, the Fund paid Van Kampen American Capital $4,400,724 for the fiscal year ended July 31, 1995. The address of Van Kampen American Capital is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Legal Services Agreement. The Fund and each of the other Van Kampen American Capital funds advised by the Adviser and distributed by Van Kampen American Capital Distributors, Inc., the principal underwriter of the Shares (the "Distributor"), have entered into a Legal Services Agreement pursuant to which Van Kampen American Capital provides legal services, including without limitation maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Management believes that Van Kampen American Capital can render such legal services on a more cost effective basis than other providers of such services. Payment by the Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, 50% of such costs are allocated equally to each fund. The remaining 50% of such costs are allocated to specific funds based on specific time allocations, or in the event services are attributable only to types of funds (i.e.

closed-end or open-end), the relative amount of time spent on each type of fund and then further allocated among funds of that type based upon their respective net asset values. Under the Legal Services Agreement, the Fund paid Van Kampen American Capital $552,500 for the fiscal year ended July 31, 1995.


  Support Services Agreement. Prior to July 10, 1995, the Fund was a party to a support service agreement with Van Kampen American Capital. Under the Support Services Agreement, the Fund received support services for shareholders, including the handling of all written and telephonic communications, except initial order entry and other distribution related communications. Payment by the Fund for such services was made on a cost basis for the employment of the personnel and the equipment necessary to render the support services. Under the Support Services Agreement, the Fund paid Van Kampen American Capital $2,302,518 for the fiscal year ended July 31, 1995. The Support Services Agreement was terminated on July 10, 1995.


PRINCIPAL EXECUTIVE OFFICERS OF THE ADVISER.


  The names, addresses and principal occupations of the principal executive officers and the directors of the Adviser not set forth below under "Proposal 2" of this Proxy Statement are set forth below. The address of each such principal executive officer is One Parkview Plaza, Oakbrook Terrace, IL 60181.


            NAME                        PRINCIPAL OCCUPATION
---------------------------- ------------------------------------------
Ronald A. Nyberg............ Executive Vice President, General Counsel
                             and Director
William R. Rybak............ Executive Vice President, Chief Financial
                             Officer and Director
Robert J. Froehlich......... Executive Vice President
Peter W. Hegel.............. Executive Vice President
Alan T. Sachtleben.......... Executive Vice President
Scott E. Martin............. Senior Vice President, Deputy General
                             Counsel and Secretary
Charles G. Millington....... Senior Vice President and Treasurer

SHAREHOLDER APPROVAL

  The vote of a majority of the outstanding voting securities of the Fund is required for approval of this Proposal 1. The affirmative vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of
(i) 67% or more of the voting securities entitled to vote thereon present in person or by proxy at a meeting, if holders of more than 50% of the outstanding voting securities are present in person or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities of a fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THIS PROPOSAL 1.
------------------------------------------------------------------------------
PROPOSAL 2: ELECTION OF TRUSTEES
------------------------------------------------------------------------------

  At the Meeting, eight Trustees are to be elected to serve until the next meeting of shareholders, if any, or until their successors are duly elected and qualified. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the nominees listed below unless the proxy is marked otherwise.


  Dennis J. McDonnell, Theodore A. Myers, Rod Dammeyer, David C. Arch and Wayne
W. Whalen have acted as Trustees since their election to the Board of Trustees in August of 1989 and were last elected by shareholders at a meeting held on January 14, 1993. Howard J Kerr was appointed as a Trustee of the Fund on October 26, 1992 to fill a vacant Trustee position in connection with the expansion of the Board from seven to eight Trustees and was last elected by shareholders at a meeting held on January 14, 1993. Hugo F. Sonnenschein was appointed as a Trustee of the Fund on February 25, 1994 to fill a vacant Trustee position in connection with the retirement from the Board of Trustees of Clyde
H. Keith on the same date. Don G. Powell was appointed as a Trustee of the Fund on January 28, 1995, to fill a vacant Trustee position in connection with the resignation from the Board of Trustees of John C. Merritt on the same date. Mr. Merritt, who had been a trustee and chairman of the Fund, the other closed-end investment companies and open-end investment companies advised by the Adviser, also resigned as the chairman of the board, chief executive officer and a director of the Adviser, Van Kampen Merritt Management Inc., Van Kampen Merritt Inc., and chairman, chief executive officer, president, chief operating officer and director of The Van Kampen Merritt Companies, Inc. and VKM Holding, Inc. Mr. Merritt's resignation from these Van Kampen Merritt-related entities was related to the acquisition of American Capital Management & Research, Inc. (the "Acquisition"). At or subsequent to the closing of the Acquisition, Mr. Merritt exercised options and sold approximately 49,740 shares of the common stock of Van Kampen American Capital at a price of $200 per share. In addition, Mr. Merritt had a severance agreement with Van Kampen American Capital entitling him to approximately $550,000 payable during 1995. Mr. Merritt was also a Director of McCarthy,

Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, a limited partner of R.L. Renck & Co., Inc., and Vice Chairman of the Municipal Securities Rulemaking Board. Messrs. Sonnenschein and Powell have not previously been elected to the Board of Trustees by shareholders. Each of the nominees has agreed to serve as a Trustee if elected; however, should any nominees become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the present Board of Trustees.

  The Declaration of Trust of the Fund provides that the Board of Trustees shall consist of not less than three nor more than eleven trustees. Following the Meeting, the Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. In the event a vacancy occurs on the Board of Trustees by reason of death, resignation or a reason other than removal by the shareholders, the remaining Trustees shall appoint a person to fill the vacancy for the entire unexpired term.

  The following sets forth the names, ages, principal occupations and other information respecting the Trustee nominees.

  Nominees for Trustees are:


                                      PRINCIPAL OCCUPATIONS OR
   NAME, ADDRESS AND AGE             EMPLOYMENT IN PAST 5 YEARS
---------------------------- ------------------------------------------
Don G. Powell*.............. Chairman and Trustee. Mr. Powell is
2800 Post Oak Blvd.          President, Chief Executive Officer and a
Houston, TX 77056            Director of VK/AC Holding, Inc. and Van
  Age: 56                    Kampen American Capital, and is Chairman,
                             Chief Executive Officer and a Director of
                             the Distributor, the Adviser and Van
                             Kampen American Capital Asset Management,
                             Inc. (the "AC Adviser"), Chairman,
                             Director and President of Van Kampen
                             American Capital Services, Inc., Director,
                             President and Chief Executive Officer of
                             Van Kampen American Capital Advisors, Inc.
                             and Van Kampen American Capital Exchange
                             Corp., Former Director and Executive Vice
                             President of Advantage Capital
                             Corporation, ACCESS Investor Services,
                             Inc. and Van Kampen American Capital Trust
                             Company. Director of McCarthy, Crisanti &
                             Maffei, Inc. He is also President and
                             Director, Trustee or Managing General
                             Partner of each of the funds advised by
                             the AC Adviser. Mr. Powell is Trustee of
                             the open-end investment companies advised
                             by the Adviser. Mr. Powell is Chairman of
                             the Board of the closed-end investment
                             companies advised by the Adviser.

                                      PRINCIPAL OCCUPATIONS OR
   NAME, ADDRESS AND AGE             EMPLOYMENT IN PAST 5 YEARS
---------------------------- ------------------------------------------
Dennis J. McDonnell*........ President, Chief Executive Officer and
One Parkview Plaza           Trustee. Mr. McDonnell is President, Chief
Oakbrook Terrace, IL 60181   Operating Officer and a Director of the
  Age: 53                    Adviser, the AC Adviser, Van Kampen
                             American Capital Advisors Inc., VCJ Inc.
                             and Van Kampen American Capital
                             Management, Inc. He is also an Executive
                             Vice President and Director of VK/AC
                             Holding, Inc., and Van Kampen American
                             Capital. Chairman and Director of MCM Asia
                             Pacific Company, Limited and VSM, Inc.,
                             Chief Executive Officer of McCarthy,
                             Crisanti & Maffei, Inc., President of Van
                             Kampen Merritt Equity Advisors Corp.,
                             Director of Van Kampen Merritt Equity
                             Holdings Corp. and McCarthy, Crisanti &
                             Maffei, S.A. Mr. McDonnell is the
                             President, Chief Executive Officer and a
                             Trustee of other investment companies
                             advised by the Adviser and the AC Adviser.
Theodore A. Myers........... Trustee. Mr. Myers is an Executive Vice
1940 East 6th Street         President and Chief Financial Officer of
Cleveland, OH 44114          Qualitech Steel Corporation, a producer of
  Age: 65                    high quality engineered steels for
                             automotive, transportation and capital
                             goods industries. He is also a Director of
                             McLouth Steel and a member of the Arthur
                             Anderson Chief Financial Officer Advisory
                             Committee. Prior to August, 1993, Mr.
                             Myers was Senior Vice President, Chief
                             Financial Officer and a Director of
                             Doskocil Companies, Inc., a food
                             processing and distribution company. Mr.
                             Myers is also a Trustee of other
                             investment companies advised by the
                             Adviser.

                                      PRINCIPAL OCCUPATIONS OR
   NAME, ADDRESS AND AGE             EMPLOYMENT IN PAST 5 YEARS
---------------------------- ------------------------------------------
Rod Dammeyer................ Trustee. Mr. Dammeyer is President, Chief
Two North Riverside Plaza    Executive Officer and Director of Anixter
Chicago, IL 60606            International Inc. (formerly known as Itel
  Age: 55                    Corporation), a value-added provider of
                             integrated networking and cabling
                             solutions that support business informa-
                             tion and network infrastructure
                             requirements, and Great American
                             Management & Investment, Inc., a
                             diversified manufacturing company. He is
                             also a Director of Lukens, Inc., Falcon
                             Building Products, Inc., Revco D.S., Inc.,
                             Jacor Communications, Inc., Kent State
                             University Foundation, National Advisory
                             Board of Chemical Bank, Capsure Holdings
                             Corp., The Vigoro Corporation and Antec
                             Corporation. Mr. Dammeyer was previously a
                             Director of Santa Fe Energy Resources,
                             Inc., Lomas Financial Corporation, Santa
                             Fe Pacific Corporation, Q-Tel, S.A. de
                             C.V. and Servicios Financieros Quadrum,
                             S.A. Mr. Dammeyer is also a Trustee of
                             other investment companies advised by the
                             Adviser.
David C. Arch............... Trustee. Mr. Arch is Chairman and Chief
1800 Swift Drive             Executive Officer of Blistex Inc., a
Oak Brook, IL 60521          consumer health care products
  Age: 50                    manufacturer. Mr. Arch is also a Trustee
                             of other investment companies advised by
                             the Adviser.
Howard J Kerr............... Trustee. Mr. Kerr is President and Chief
736 North Western Ave.       Executive Officer of Pocklington
P.O. Box 317                 Corporation, Inc., an investment holding
Lake Forest, IL 60045        company. Mr. Kerr is also a Director of
  Age: 60                    Canbra Foods, Ltd., a Canadian oilseed
                             crushing, refining, processing and
                             packaging operation. Mr. Kerr is a Trustee
                             of other investment companies advised by
                             the Adviser.

                                      PRINCIPAL OCCUPATIONS OR
   NAME, ADDRESS AND AGE             EMPLOYMENT IN PAST 5 YEARS
---------------------------- ------------------------------------------
Hugo F. Sonnenschein........ Trustee. Mr. Sonnenschein is President of
5801 South Ellis Avenue      the University of Chicago. Mr.
Suite 502                    Sonnenschein is a member of the Board of
Chicago, IL 60637            trustees of the University of Rochester
  Age: 55                    and a member of its investment committee.
                             Prior to July, 1993, Mr. Sonnenschein was
                             Provost of Princeton University and Dean
                             of the School of Arts and Sciences at the
                             University of Pennsylvania. Mr.
                             Sonnenschein is a member of the National
                             Academy of Sciences and a fellow of the
                             American Academy of Arts and Sciences. Mr.
                             Sonnenschein is also a trustee of other
                             investment companies advised by the
                             Adviser.
Wayne W. Whalen*............ Trustee. Mr. Whalen is a partner in the
333 West Wacker Drive        law firm of Skadden, Arps, Slate, Meagher
Chicago, IL 60606            & Flom. Mr. Whalen is also a Trustee of
  Age: 56                    other investment companies advised by the
                             Adviser.

---------------
* Such nominees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Powell and McDonnell are interested persons of the Adviser and the Fund by reason of their positions with the Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel for the Fund.


  Messrs. Powell and McDonnell own, or have the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and have entered into employment contracts (for a term of five years) with Van Kampen American Capital.



  During the fiscal year ended July 31, 1995, the Board of Trustees held seven meetings. All of the Trustees attended 100% of the meetings of the Board of Trustees and all of the committee meetings thereof of which such Trustee was a member in the fiscal year ended July 31, 1995, except for Mr. Powell who was not appointed to the Board of Trustees until January 28, 1995 and Mr. McDonnell who attended six of the meetings. During the fiscal year ended July 31, 1995, the Board of Trustees had no standing committees with the exception of an audit committee.



  The Fund's audit committee consists of Messrs. Arch, Dammeyer, Kerr, Myers and Sonnenschein, who are not "interested persons" of the Fund as defined in the 1940 Act. The committee is primarily responsible for supervision of the Fund's independent auditors and the annual review of the investment advisory agreement and any other matters requiring the approval of the Trustees who are not "interested persons" of the Fund pursuant to the 1940 Act. During the fiscal year ending July 31, 1995, the audit committee held two meetings.

  The Trustees select and nominate trustees to fill any vacancies in trusteeships and are prepared to review nominations from shareholders. Nominations from shareholders should be in writing and addressed to the Trustees at the Fund's office. The Trustees expect to be able to identify from their own resources an ample number of qualified candidates.


  Each of the trustees nominated herein holds the same position with each of 35 other Van Kampen American Capital investment companies (together with the Fund, the "Fund Complex"). Each trustee who is not an affiliated person of the Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below.



  The compensation of each Non-Affiliated Trustee includes a retainer from the Fund in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $250 per meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his services as a trustee.



  Each Non-Affiliated Trustee can elect to defer until retirement receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund anticipates it will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund.



  Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60 is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement provided the trustee has served at least five years.

  Additional information regarding compensation before deferral from the Fund and the other funds in the Fund Complex is set forth in the table below.


                           1995 COMPENSATION TABLE(1)


                                                                              TOTAL
                                                                          COMPENSATION
                         AGGREGATE        PENSION OR                         BEFORE
                        COMPENSATION      RETIREMENT        ESTIMATED       DEFERRAL
                           BEFORE      BENEFITS ACCRUED      ANNUAL       FROM THE FUND
                          DEFERRAL         AS PART          BENEFITS      COMPLEX PAID
                          FROM THE         OF FUND            UPON             TO
       TRUSTEE(2)         FUND(3)        EXPENSES(4)      RETIREMENT(5)    TRUSTEES(6)
------------------------------------   ----------------   -------------   -------------
Theodore A. Myers.......    $3,765          $  314           $ 2,500        $ 144,625
Rod Dammeyer............     3,765             592             2,500          144,625
David C. Arch...........     3,765           2,288             2,500          144,625
Howard J Kerr...........     3,765             428             2,500          144,625
Hugo F. Sonnenschein....     3,765           1,126             2,500          144,625
Wayne W. Whalen.........     3,750             674             2,500          144,125


---------------

(1) The "Registrant" is the Fund. The amounts in the table relate either to the applicable trustees during the Registrant's last fiscal year ended July 31, 1995 or the Fund Complex' last calendar year ended December 31, 1995, as indicated in the applicable footnotes below.



(2) Messrs. Powell and McDonnell, trustees of the Fund, are affiliated persons of the Adviser and are not eligible for compensation or retirement benefits from the Registrant.



(3) The amounts shown in this column are the Aggregate Compensation before Deferral from the Fund during its last fiscal year ended July 31, 1995. The Fund's deferred compensation plan commenced in September 1994. The following trustees deferred compensation from the Registrant during the fiscal year ended July 31, 1995: Mr. Dammeyer, $3,765; Mr. Kerr, $3,765; Mr. Hugo, $3,765; and Mr. Whalen, $3,750. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, it is anticipated that the Fund will invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.



(4) The amounts shown in this column are the Retirement Benefits accrued by the Fund during its last fiscal year ended July 31, 1995.



(5) The amounts shown in this column are the maximum annual benefit payable per year for the 10-year period commencing in the year of such trustee's retirement by the Fund assuming: the trustee has 10 or more years of service on the Board and retires at or after attaining the age of 60. Trustees retiring prior to the age of

60 or with fewer than 10 years but more than five years of service may receive reduced retirement benefits.



(6) The amounts shown in this column are accumulated from the Aggregate Compensation before Deferral of each of the 36 funds in the Fund Complex, as of December 31, 1995. The Adviser and its affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. Powell, McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Adviser and its affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995. The following trustees deferred aggregate compensation from the Registrant and the Fund Complex during the calendar year ended December 31, 1995 as follows: Mr. Dammeyer, $144,625; Mr. Kerr, $144,625; Mr. Hugo, $144,625; and Mr. Whalen, $144,125. Amounts deferred are retained by the respective fund for which they are deferred and earn a rate of return determined by reference to the return of the common shares of such fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, it is anticipated that each fund will invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.



  The following table sets forth certain information (other than information concerning Messrs. Powell and McDonnell, which is set forth above) concerning the executive officers of the Fund, each of whom holds the same office with each of the other open-end and closed-end investment companies advised by the Adviser. The officers serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but are officers of the Adviser or Van Kampen American Capital and receive compensation in such capacities.



   NAME, OFFICE AND AGE          OTHER PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
---------------------------  ---------------------------------------------------
Peter W. Hegel.............  Executive Vice President and Portfolio Manager of
  Vice President             the Adviser. Executive Vice President of Van Kampen
  Age: 39                    American Capital Asset Management, Inc. (the "AC
                             Adviser"), Van Kampen American Capital Advisors,
                             Inc. Director of McCarthy, Crisanti & Maffei, Inc.
                             Vice President of each of the open-end funds and
                             closed-end funds advised by the Adviser.

Jeffrey W. Maillet.........  Senior Vice President and Portfolio Manager of the
  Vice President             Adviser. Senior Vice President of Van Kampen
  Age: 39                    American Capital Management, Inc., and the AC
                             Adviser.

   NAME, OFFICE AND AGE          OTHER PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
---------------------------  ---------------------------------------------------
Ronald A. Nyberg...........  Executive Vice President, General Counsel and
  Vice President and         Secretary of Van Kampen American Capital and VK/AC
  Secretary                  Holding, Inc. Executive Vice President, General
  Age: 42                    Counsel and a Director of the Distributor,
                             Executive Vice President and General Counsel of the
                             Adviser and the AC Adviser, Van Kampen American
                             Capital Management, Inc., VSM Inc., VCJ, Inc., Van
                             Kampen Merritt Equity Advisors Corp., and Van
                             Kampen Merritt Equity Holdings Corp. Executive Vice
                             President, General Counsel and Assistant Secretary
                             of Van Kampen American Capital Advisors, Inc.,
                             American Capital Contactual Services, Inc., Van
                             Kampen American Capital Exchange Corporation,
                             ACCESS Investor Services, Inc., American Capital
                             Shareholders Corporation, and Van Kampen American
                             Capital Trust Company. General Counsel of McCarthy,
                             Crisanti & Maffei, Inc. Secretary of each of the
                             Van Kampen American Capital funds advised by the
                             Adviser and the AC Adviser. Secretary of the
                             closed-end funds advised by the Adviser. Director
                             of ICI Mutual Insurance Co., a provider of
                             insurance to members of the Investment Company
                             Institute.
Edward C. Wood III.........  Senior Vice President of the Adviser and the AC
  Vice President, Treasurer  Adviser. Vice President and Chief Financial Officer
  and Chief Financial        of each of the open-end investment companies
  Officer                    advised by the Adviser and the AC Adviser. Vice
  Age: 40                    President, Treasurer and Chief Financial Officer of
                             the closed-end investment companies advised by the
                             Adviser.
Nicholas Dalmaso...........  Assistant Vice President and Senior Attorney of Van
  Assistant Secretary        Kampen American Capital. Assistant Vice President
  Age: 31                    and Assistant Secretary of the Distributor, the
                             Adviser, the AC Adviser, and Van Kampen American
                             Capital Management, Inc. Assistant Vice President
                             of Van Kampen American Capital Advisors, Inc.
                             Assistant Secretary of each of the open-end and
                             closed-end investment companies advised by the
                             Adviser. Prior to May 1992, attorney for Cantwell &
                             Cantwell, a Chicago law firm.

   NAME, OFFICE AND AGE          OTHER PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
---------------------------  ---------------------------------------------------
Scott E. Martin............  Senior Vice President, Deputy General Counsel and
  Assistant Secretary        Assistant Secretary of, VK/AC Holding, Inc., Van
  Age: 39                    Kampen American Capital, Inc. Senior Vice
                             President, Deputy General Counsel and Secretary of
                             the Adviser, the AC Adviser the Distributor, Van
                             Kampen American Capital Management, Inc., Van
                             Kampen American Capital Advisors, Inc., VSM Inc.,
                             VCJ Inc., American Capital Contractual Services,
                             Inc., Van Kampen American Capital Exchange
                             Corporation, ACCESS Investor Services, Inc., Van
                             Kampen Merritt Equity Advisors Corp., Van Kampen
                             Merritt Equity Holdings Corp., American Capital
                             Shareholders Corporation. Secretary and Deputy
                             General Counsel of McCarthy, Crisanti & Maffei,
                             Inc. Chief Legal Officer of McCarthy, Crisanti &
                             Maffei, S.A. Assistant Secretary of each of the
                             open-end and closed-end investment companies
                             advised by the Adviser.
Weston B. Wetherell........  Vice President, Associate General Counsel and
  Assistant Secretary        Assistant Secretary of Van Kampen American Capital,
  Age: 39                    the Adviser the AC Adviser, the Distributor, Van
                             Kampen American Capital Management, Inc. and Van
                             Kampen American Capital Advisors, Inc. Assistant
                             Secretary of each of the open-end and closed-end
                             investment companies advised by the Adviser.
John L. Sullivan...........  First Vice President of the Adviser and AC Adviser.
  Controller                 Treasurer of each of the open-end investment
  Age: 40                    companies advised by the Adviser and the AC
                             Adviser, and Controller of each of the closed-end
                             investment companies advised by the Adviser.
Steven M. Hill.............  Assistant Vice President of the Adviser and the AC
  Assistant Treasurer        Adviser. Assistant Treasurer of each of the
  Age: 31                    open-end and closed-end investment companies
                             advised by the Adviser.



  With respect to the Fund, as of March 1, 1996, the trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. At such date, the "interested persons" of the Fund as a group owned an aggregate of less than 5% of the outstanding shares of the Fund and no person owned 5% or more of the outstanding shares of the Fund.


SHAREHOLDER APPROVAL

  The affirmative vote of a plurality of the Shares of the Trust present in person or by proxy is required to elect the nominees to the Board of Trustees of the Trust. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "IN FAVOR" OF EACH OF THE NOMINEES.

------------------------------------------------------------------------------
PROPOSAL 3: RATIFICATION OF INDEPENDENT AUDITORS
------------------------------------------------------------------------------


  The Board, including a majority of the Disinterested Trustees, have selected the firm of KPMG Peat Marwick LLP, independent auditors, to examine the financial statements for the current fiscal year of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors. It is expected that KPMG Peat Marwick LLP will also act as independent auditors for VK/AC Holding, Inc., Van Kampen American Capital, the Adviser and the Distributor.


  Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL


  The shareholders, voting as a single class, are entitled to vote on this issue. An affirmative vote of a majority of the Shares of the Fund present in person or by proxy and voting is required to ratify the selection of the auditors for the Fund. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE FUND'S FISCAL YEAR ENDING JULY 31, 1996.

------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------


  As a general matter, the Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of the Fund should send such proposal to the Secretary of the Fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. To be considered for presentation at a shareholders' meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.


------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting may necessitate adjournment and subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RONALD A. NYBERG,
                                          Vice President and Secretary

March 8, 1996

                                                                      APPENDIX A

                         INVESTMENT ADVISORY AGREEMENT

  THIS INVESTMENT ADVISORY AGREEMENT dated as of February 17, 1993, by and between VAN KAMPEN MERRITT PRIME RATE INCOME TRUST (the "Fund"), a Massachusetts business trust (the "Trust"), and VAN KAMPEN MERRITT INVESTMENT ADVISORY CORP. (the "Advisor"), a Delaware corporation.

  1. (a) Retention of Advisor by Fund. The Fund hereby employs the Advisor to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as may from time to time be in force and delivered or made available to the Advisor.

  (b) Advisor's Acceptance of Employment. The Advisor accepts such employment and agrees during such period to render such services, to supply investment research and portfolio management (including without limitation the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed, in accordance with the policies adopted by the Fund and its Board of Trustees), to administer the business affairs of the Fund, to furnish offices and necessary facilities and equipment to the Fund, to provide administrative services for the Fund, to render periodic reports to the Board of Trustees of the Fund, and to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

  (c) Independent Contractor. The Advisor shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

  (d) Non-Exclusive Agreement. The services of the Advisor to the Fund under this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

  2. (a) Fee. For the services and facilities described in Section 1, the Fund will accrue daily and pay to the Advisor at the end of each calendar month an investment management fee equal to .95% of the average daily net assets of the Fund.

  (b) Determination of Net Asset Value. The net asset value of the Fund shall be calculated as of the close of the New York Stock Exchange on the last day the Exchange is open for trading in each calendar week or as of such other time or times as the trustees may determine in accordance with the provisions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as from time to time in force. For the purpose of the foregoing computations, on each such day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

  (c) Proration. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Advisor's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

  3. Expenses. In addition to the fee of the Advisor, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Fund as provided above. The Advisor shall not be required to pay, and the Fund shall assume and pay, the charges and expenses of its operations, including compensation of the trustees (other than those who are interested persons of the Advisor), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, cost of listing shares of the New York Stock Exchange or other exchange interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporation documents or otherwise. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Advisor without first obtaining the written approval of the Advisor. The Advisor shall arrange, if desired by the Fund, for officers or employees of the Advisor to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

  4. Interested Persons. Subject to applicable statutes and regulations, it is understood that trustees, officers, shareholders and agents of the Fund are or may be interested in the Advisor as directors, officers, shareholders, agents or otherwise and that the directors, officers, shareholders and agents of the Advisor may be interest in the Fund as trustees, officers, shareholders, agents or otherwise.

  5. Liability. The Advisor shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

  6. (a) Term. This Agreement shall become effective on the date hereof and shall remain in full force until December 31, 1994, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved as least annually in the manner required by the Investment Company Act of 1940 (the "1940 Act"), as amended.

  (b) Termination. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Advisor on sixty (60) days written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding shares of stock of the Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty and without advance notice by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Advisor or any officer or director of the Advisor has taken any action which results in a breach of the covenants of the advisor set forth herein.

  (c) Payment upon Termination. Termination of this Agreement shall not affect the right of the Advisor to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

  7. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

  8. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  9. Disclaimer. The Advisor acknowledges and agrees that, as provided by
Section 5.5 of the Declaration of Trust of the Trust, the shareholders, trustees, officers, employees and other agents of the Trust and the Fund shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

  IN WITNESS WHEREOF, the Fund and the Advisor have caused this Agreement to be executed on the day and year first above written.

                                          VAN KAMPEN MERRITT
                                          INVESTMENT
                                          ADVISORY CORP.

                                          By:  /s/  EDWARD C. WOOD III
                                               ------------------------------
                                                    First Vice President

                                          VAN KAMPEN MERRITT
                                          PRIME RATE
                                          INCOME TRUST

                                          By:  /s/  EDWARD C. WOOD III
                                               ------------------------------
                                                Vice President and Treasurer

                                                                      APPENDIX B

                         INVESTMENT ADVISORY AGREEMENT

  THIS INVESTMENT ADVISORY AGREEMENT dated as of November 10, 1995, by and between VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST (the "Fund"), a Massachusetts business trust (the "Trust"), and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. (the "Advisor"), a Delaware corporation.

  1. (a) Retention of Advisor by Fund. The Fund hereby employs the Advisor to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as may from time to time be in force and delivered or made available to the Advisor.

  (b) Advisor's Acceptance of Employment. The Advisor accepts such employment and agrees during such period to render such services, to supply investment research and portfolio management (including without limitation the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed, in accordance with the policies adopted by the Fund and its Board of Trustees), to administer the business affairs of the Fund, to furnish offices and necessary facilities and equipment to the Fund, to provide administrative services for the Fund, to render periodic reports to the Board of Trustees of the Fund, and to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

  (c) Independent Contractor. The Advisor shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

  (d) Non-Exclusive Agreement. The services of the Advisor to the Fund under this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

  2. (a) Fee. For the services and facilities described in Section 1, the Fund will accrue daily and pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the fund as follows:

                                             FEE PERCENT OF
                   AVERAGE DAILY             AVERAGE DAILY
                    NET ASSETS                 NET ASSETS
        -----------------------------------  --------------
        First $4.0 billion.................     .950 of 1%
        Next $3.5 billion..................     .900 of 1%
        Next $2.5 billion..................     .875 of 1%
        Over $10 billion...................     .850 of 1%

  (b) Determination of Net Asset Value. The net asset value of the Fund shall be calculated as of the close of the New York Stock Exchange on the last day the Exchange is open for trading in each calendar week or as of such other time or times as the trustees may determine in accordance with the provisions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as from time to time in force. For the purpose of the foregoing computations, on each such day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

  (c) Proration. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Advisor's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

  3. Expenses. In addition to the fee of the Advisor, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Fund as provided above. The Advisor shall not be required to pay, and the Fund shall assume and pay, the charges and expenses of its operations, including compensation of the trustees (other than those who are interested persons of the Advisor), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, cost of listing shares of the New York Stock Exchange or other exchange interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporation documents or otherwise. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Advisor without first obtaining the written approval of the Advisor. The Advisor shall arrange, if desired by the Fund, for officers or employees of the Advisor to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

  4. Interested Persons. Subject to applicable statutes and regulations, it is understood that trustees, officers, shareholders and agents of the Fund are or may be interested in the Advisor as directors, officers, shareholders, agents or otherwise and that the directors, officers, shareholders and agents of the Advisor may be interest in the Fund as trustees, officers, shareholders, agents or otherwise.

  5. Liability. The Advisor shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

  6. (a) Term. This Agreement shall become effective on the date hereof and shall remain in full force until the second anniversary of the date hereof unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved as least annually in the manner required by the Investment Company Act of 1940, as amended.

  (b) Termination. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Advisor on sixty (60) days written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding shares of stock of the Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty and without advance notice by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Advisor or any officer or director of the Advisor has taken any action which results in a breach of the covenants of the advisor set forth herein.

  (c) Payment upon Termination. Termination of this Agreement shall not affect the right of the Advisor to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

  7. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

  8. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  9. Disclaimer. The Advisor acknowledges and agrees that, as provided by
Section 5.5 of the Declaration of Trust of the Trust, the shareholders, trustees, officers, employees and other agents of the Trust and the Fund shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

  IN WITNESS WHEREOF, the Fund and the Advisor have caused this Agreement to be executed on the day and year first above written.

                                       VAN KAMPEN AMERICAN
                                       CAPITAL INVESTMENT
                                       ADVISORY CORP.

                                       By:
                                          ----------------------------
                                          Senior Vice President

                                       VAN KAMPEN AMERICAN
                                       CAPITAL PRIME RATE
                                       INCOME TRUST

                                       By:
                                          ----------------------------
                                          Vice President and Treasurer

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Emerging Growth Fund
   Enterprise Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Limited Term Municipal
     Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund
   Texas Tax Free Income Fund

THE GOVETT FUNDS
   Emerging Markets Fund
   Global Income Fund
   International Equity Fund
   Latin America Fund
   Pacific Strategy Fund
   Smaller Companies Fund

   Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                                 [VKAC LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           PROXY  VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

                    SPECIAL MEETING OF SHAREHOLDERS--APRIL 18, 1996

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of common shares of VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST (the "Fund"), a Massachusetts business trust, hereby appoints Ronald A. Nyberg and Edward C. Wood III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of shareholders to be held at the offices of the Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on April 18, 1996, at 2:00 p.m., and at any and all adjournments thereof, and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions:

           1. FOR / /   AGAINST / /   ABSTAIN / / as to the proposal to
                                                  approve a material change
                                                  in the terms of the
                                                  Investment Advisory
                                                  Agreement with Van Kampen
                                                  American Capital
                                                  Investment Advisory Corp.

           2. GRANTING / /     WITHHOLDING / / authority to vote for the
                                               election as trustee each
                                               nominee named below:

                                               Messrs. Powell, McDonnell, Arch,
                                               Dammeyer, Kerr, Myers,
                                               Sonnenschein and Whalen

           INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.

           3. FOR / /   AGAINST / /   ABSTAIN / / as to the proposal to
                                                  ratify the selection of
                                                  KPMG Peat Marwick LLP to
                                                  act as the independent
                                                  auditors of the Fund for
                                                  its fiscal year ending
                                                  July 31, 1996.

           4. Upon any and all other business which may come before the Special Meeting or any adjournment thereof.

           If more than one of the proxies, or their substitutes, are present at the Special Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                              (Continued from other side)
           Account Number          No. of Shares          Proxy No.

           The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement for the Special
           Meeting to be held on April 18, 1996.Dated:                , 1996

                                                ----------------------------

                                                ----------------------------
                                                        Signature(s)

                                                Please sign exactly as your
                                                name or names appear on this
                                                Proxy. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.